MANITEX INTERNATIONAL, INC. (NASDAQ: MNTX) Corporate Presentation August 2015 Exhibit 99.1

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,”
“estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-
looking statements. These factors and additional information are discussed in the Company's filings with the Securities and
Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-
looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex
International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation.  Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s
Q2 2015 earnings release on the Investor Relations
section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.
FORWARD-LOOKING STATEMENT
& NON-GAAP MEASURES
NASDAQ : MNTX

COMPANY SNAPSHOT
Global provider of highly
specialized cranes; straight-
mast and knucklebooms
Materials and container
handling equipment
Miscellaneous specialized
equipment
ASV compact track-loaders
and skid-steers
Equipment distribution
segment
Construction-residential and
non-residential
Military
Power line construction
Railroads
Ports
Government/agency
Energy exploration and field
development
Launched as a private
company in 2003
Publicly traded since 2006
NASDAQ: MNTX
Industry consolidator:
consistently adding branded
product lines through M&A
since 2006
Manitex
International Inc.
Niches Served
Company Origin
NASDAQ : MNTX

COMPANY TIMELINE MARCH 2002 Manitowoc (NYSE:MTW) acquires Grove JANUARY 2003 Manitowoc divests Manitex NASDAQ : MNTX 4

Engineered lifting
equipment
Manitex
boom trucks
SkyCrane
aerial platforms
Sign cranes
Rough Terrain (RT)
forklifts
Special mission-oriented
vehicles
Carriers
Heavy material handling
Transporters & steel mill
equipment
Leading Italian
manufacturer of truck-
mounted hydraulic
knuckle boom cranes
Diverse product lines
ranging up to 108 metric
tons in lifting capacity;
sales in 50 countries
Compact track loaders
and skid-steer loaders
Commercial and
Residential Markets
Generally ideal for pick &
carry and digging
applications, site
clearance
OUR LARGEST PRODUCT
GROUPS
NASDAQ : MNTX

COMPETITIVE POSITIONING
Core Competency
Strong brand history
Acknowledged product development record
International dealers enable us to follow demand
Focused on specialized equipment and niche end-markets
Products
Niche markets
Broad end-user base
Highly customized/specialized; will configure-to-order
Parts and service an important part of business model
Superior ROI
Lower capital commitment for a boom truck vs. competitors’ custom cranes of similar lifting capacity
Usually less or no special permitting vs. competitors’ custom cranes of similar lifting capacity
NASDAQ : MNTX

FINANCIAL SUMMARY
SNAPSHOT
Key Statistics
*Excludes $1.7M in after-tax acquisition and other costs--see reconciliation of non-GAAP items, slide 20)
Stock Price
(8/6/15)
$ 6.88/share
Market Cap (8/6/15)
$ 110 M
Total Ent. Value (8/6/15)
$ 300 M
Ticker / Exchange
MNTX/NasdaqCM
Basic Shares (6/30/15)
15.9 M
Diluted Shares  (6/30/15)
15.9 M
Total Debt (6/30/15)
$ 197 M
Capitalization
NASDAQ : MNTX
7
$000,  except %
2010
2011
2012
2013
2014
Revenues
$95,875
$142,291
$205,249
$245,072
$264,081
Gross Margin (%)
24.3%
20.6%
19.7%
19.0%
18.3%
Adjusted EBITDA*
$8,676
$11,120
$17,957
$21,483
$20,864
Adj. EBITDA Margin (%)*
9.0%
7.8%
8.7%
8.8%
7.9%
Net income*
$2,109
$2,780
$8,077
$10,178
$8,816*
Backlog
$39,905
$83,700
$130,352
$77,281
$107,327

KEY 2014/2015 TRANSACTIONS
ASV and PM-Group
ASV (closed 12/2014) Agreement with Terex Corporation that brings a broad product line of rubber-track compact and skid-steer loaders and accessories to the product group.
ASV, Inc. had trailing twelve month revenues  of approximately $130 million.
Manitex
contributes $25M, with $20M in common shares and debt securities being issued to Terex, as well as $5M in cash; ASV had $44M in non-recourse debt.
PM-Group
S.p.A
(closed
1/2015)
is
a
leading
Italian
manufacturer
of
truck
mounted
hydraulic
knuckle
boom
cranes
with
a
product
range
spanning
more
than
50
models.
PM-Group
had
trailing
twelve
month
revenues
of
approximately
$100
million.
Consideration
was
$30.4
million,
consisting
of
$20.3
million
in
cash,
$10.1
million
in
equity,
and
the
assumption
of
$62.2
million
in
non-recourse
PM-Group
debt
and
liabilities.
ASV
PM-
Group
S.p.A
NASDAQ : MNTX

CONSISTENT FINANCIAL
GROWTH
Historically Consistent
EBITDA
Margin
9.0%
2010-2013
CAGR was 36.7%
(pre-PM Group and pre-ASV)
*2014 pro forma bar includes
ASV and PM
2009
2010
2011
2012
2013
2014PF
NASDAQ : MNTX
9
56
96
142
205
245
494
5
9
11
18
22
41
EBITDA
Sales

MARGIN EXPANSION
OPPORTUNITIES
2015-2017
Cost
reductions
through
sourcing
and
operating
efficiency
initiatives
$4 million in expense reductions identified for 2015; $2 million realized through
6/30/15
$15 million in additional expense reductions to be implemented through 2018
Continued integration of ASV and PM Group
Optimize our capital allocation
Invest
in
and
grow
our
higher
margin
businesses-PM,
ASV,
Manitex
are
our
portfolio’s “top producers” with respect to margins and addressable markets
Consider “addition by subtraction” for lower margin units that could have synergies elsewhere
Balance sheet improvement
Return our debt and capital ratios to historic range
Reduce debt servicing costs
NASDAQ : MNTX

LIFTING EQUIPMENT MARKET
Broader market: ~65% of cranes shipped in the
smaller tonnage range; ~75% of Manitex
shipments
have been in larger tonnage
Focus on being a niche player allows specialization
tailored towards customers’ needs
Production distribution skewed toward larger
tonnage machines
First to launch 50-ton crane (May 2007)
Have developed a series of products around the
demand for larger tonnage cranes
12%
24%
11%
7%
18%
25%
Manitex
Market
Position
Boom Truck Crane Tonnage
Distribution
Market vs Manitex
< 17
17 > 22.9
23 > 29.9
30 > 35.9
36 >
29%
We are focused on the most attractive, highest margin part of the market.
24%
50%
Market
Overview
Principal products: boom truck cranes that vary in
height & tonnage capacity
Smaller tonnage cranes (<30 tons) more focused on
general construction markets; larger cranes
(30+ tons) focus on power line construction and
energy
Larger tonnage cranes in higher demand since
economic downturn
Boom truck cranes typically less expensive than
rough terrain and all terrain cranes
NASDAQ : MNTX

OVERVIEW –
STRAIGHT MAST

THE KNUCKLE BOOM MARKET
$2.3 Billion Globally
(Management Estimates)
North American Knuckleboom
market is
growing
Large Market of $2.3 BN is roughly 2X the size of the
straight-mast boom truck market (global)
PM has a geographically diverse customer base with 70%
of its business outside Europe
Opportunity to increase PM Group’s No. American market
presence through Manitex’s
distribution network
$200
$1,400
$100
$400
North
America
Knuckleboom
Market Worldwide Sales (US$, millions)
Western Europe
Eastern Europe
North America
South America
Rest of World
$20
$2
$11
North
America
$27
PM Group TTM Revenues (US$, millions)
$40
Principal Industry Participants
NASDAQ : MNTX

REPLACEMENTS
PARTS&SERVICE
Consistent recurring revenue stream throughout
the cycle
Typically generates 10%-20% of net sales in a
quarter/year (ASV is approx. 25%)
Typically carry 2x gross margin of core
equipment business
Spares relate to swing drives, rotating
components, &
booms among others, many of
which are proprietary
Serve additional brands
Service team for crane equipment
Automated proprietary system implemented in
principal operations
NASDAQ : MNTX

INVESTMENT HIGHLIGHTS
Broad Industry & Geographic Distribution
Manitex
dealer network provides footprint for
on-going North American expansion
PM Group has little penetration in US and has
excellent non-US and non-Europe customer base
No Customer represents over 10% of annual
revenues
Experienced Management
Seasoned senior management over 70 years of
collective industry experience
Successfully integrated multiple acquisitions
Significant management ownership
Growth in End Markets
Niche markets with solid demand drivers for products
Steadying of construction environment and energy
markets driving demand
Diverse end markets result in risk mitigation
Flexible Operating Model
Customer focused design strategy
Diversified product offering
Quickly adaptable to changes in demand*
Commitment to innovation, research, & product
development
Growth in Key Financial Metrics
Revenue and earnings growth have consistently
outpaced market and industrial peers since 2009
Backlog at $97.5m as of 6/30/2015
*In 2009 “Great Recession” only ONE quarter without positive
EBITDA
A consolidator in the lifting and hauling industry, Manitex
International serves addressable markets with an estimated $4
BN in annual sales
NASDAQ : MNTX

MANITEX INTERNATIONAL, INC. FINANCIAL OVERVIEW August 2015 *Results may contain adjustments, please see reconciliation to GAAP on Slide 20 and other Manitex source disclosure and CSS filings.

KEY FIGURES
Quarterly
$105,604
$68,399
$105,882
$8,091
$6,293
$8,030
$351
$2,986
$1,518
$0
$20,000
$40,000
$60,000
$80,000
$100,000
Q2 2015
Q2 2014
Q1 2015
Revenue
EBITDA
Net Income
NASDAQ : MNTX
16
USD thousands except as noted
Q2-2015
Q2-2014
Q1-2015
Net sales
$105.604
$68,399
$105.882
Gross profit
19,816
13,144
19,453
Gross margin %
18.8%
19.2%
18.4%
Adjusted Operating expenses
14,811
7,966
14,284
Adjusted Net Income
351
2,986
1,518
Adjusted EBITDA
8,091
6,293
8,030
EBITDA % of Sales
7.7%
9.2%
7.6%
Backlog ($ million)
97.5
102.5
109.6

SUMMARY BALANCE SHEET
NASDAQ : MNTX

30-Jun-15
31-Dec-14
31-Dec-13
31-Dec-12
Current Assets
$220,539
$173,857
$121,798
$104,777
Fixed Assets
44,073
28,584
11,143
10,297
Other Long-Term Assets
180,717
117,065
49,673
36,430
Total Assets
$445,329
$319,506
$182,614
$151,504
Current Liabilities
$122,991
$88,230
$47,930
$43,351
Long-Term Liabilities
185,042
103,270
49,693
48,620
Total Liabilities
308,033
191,500
97,623
91,971
Shareholders’ Equity
137,296
128,006
84,991
59,533
Total Liabilities & Shareholders’
Equity
$445,329
$319,506
$182,614
$151,504

WORKING CAPITAL
Operating working capital
increase of $23.9m
($20.2m is from PM acquisition)
Working capital ratios now reflect
higher proportion of international
activity
Current ratio would be 2.1 at June 30, 2015
adjusting for PM working capital facilities of
$20.0m  that are transactional and therefore
current, (compared to N. American term
lines of credit that are long term)
June 30,
2015
Dec 31,
2014
Working Capital
$97,548
$85,627
Days sales outstanding (DSO)
68
83
Days payable outstanding
(DPO)
60
60
Inventory turns
2.8
2.2
Current ratio
1.8
2.0
Operating working capital
145,506
121,571
Operating working capital % of
annualized LQS
34.4%
45.4%
NASDAQ : MNTX

DEBT AND LIQUIDITY
Repayments of term debt of $5.2m
in Q2-2015 and $8.0m year to date
Cash plus availability, based on collateral,
under working capital lines equals $42m
June 30,
2015
Dec 31,
2014
Total Cash
$6,308
$4,370
Total Debt
197,030
112,294
Total Equity
137,296
128,006
Net capitalization
328,018
235,930
Net debt / capitalization
58.1%
45.7%
Adjusted EBITDA (3 months)
$8,091
$5,330
Adjusted EBITDA % of sales
7.7%
8.0%
NASDAQ : MNTX

DEBT AND LIQUIDITY
As of June 30, 2015
PM
ASV
Other
Total
Working capital facilities
20,000
16,200
46,225
81,500
Term
debt
35,400
39,000
12,000
83,500
Capital leases
-
-
4,983
3,600
Convertible notes
-
-
20,951
21,000
Other acquisition notes
-
-
4,200
7,400
$55,400
$55,200
$88,359
$197,000
Note:
Non-recourse to Manitex International
Inc.
$55,400
$55,200
$7,400
$115,400
Availability
on working capital lines plus cash
-
-
-
$42,000
NASDAQ : MNTX

3 Months Ended
June 30,
2015
June 30,
2014
Net (loss)
income
138
2,986
Net income attributable
to
non-controlling interest
178
-
Income tax
Interest expense
134
3,899
1,437
716
Foreign currency transaction
losses (gain)
266
(86)
Other (income) expense
29
125
Acquisition and other
expense
Depreciation and Amortization
361
3,086
-
1,115
Adjusted Earnings before interest,
taxes, depreciation and
amortization
(Adjusted EBITDA)
$8,091
$6,293
Adjusted EBITDA % to sales
7.7%
9.2%
*NON-GAAP RECONCILIATIONS
Q2 2015
Reconciliation of GAAP Net Income
to Adjusted EBITDA (in thousands)
Reconciliation of GAAP Net Income
to Adjusted Net Income (in thousands)
3 Months Ended
June 30
2015
June 30
2014
Net (loss) income as reported
Pre-tax
acquisition and other
expenses
138
361
2,986
-
Tax effect based on jurisdictional
blend
Increase
in net income to
non-controlling interest
(103)
(45)
-
-
Adjusted Net Income
Weight
average diluted shares
outstanding
$351
16,031,011
$2,986
13,874,289
Diluted earnings per share as
reported
Total EPS
Effect
$0.01
$0.01
$0.22
-
Adjusted Diluted earnings per
share
$0.02
$0.22
NASDAQ : MNTX

Second Quarter 2015
Pre-tax
After tax
EPS
Deal transaction related
$361
$258
$0.01
Exceptional operating cost
$-
$-
$-
Change in non-controlling interest
Total
$(45)
$316
$(45)
$213
$-
$0.01
*NON-GAAP RECONCILIATIONS
Q2 2015
Acquisition and other expense
NASDAQ : MNTX

EXPERIENCED MANAGEMENT
TEAM
David
Langevin
Chairman
&
CEO
20+ years principally with Terex
Andrew
Rooke
President
&
COO
20+ years principally with Rolls Royce, GKN Sinter Metals, Off-Highway  & Auto Divisions
David
Gransee
CFO
&
Treasurer
Formerly with Arthur Andersen, 15+ years with Eon Labs (formerly listed)
Robert Litchev
President –
Manufacturing Operations
10+ years principally with Terex
Scott Rolston SVP Strategic Planning
13+ years principally  with Manitowoc
Bruce Peterson SVP Sales and Marketing
20+ years principally with Manitowoc
NASDAQ : MNTX

OPERATING COMPANIES
Products, End Market, Drivers
Boom trucks and cranes
Sign cranes
Parts
Energy exploration
Power transmission
Industrial projects
Infrastructure development
Strong end market demand for specialized,
competitively differentiated products for oil,
gas, and energy sectors
Product development
Rough terrain cranes
Specialized construction
equipment
Parts
Railroad
Construction
Refineries
Municipality
Equipment replacement cycle in small
tonnage flexible cranes for refinery market
More efficient product offering across end
markets
Rough terrain forklifts
Special mission-oriented
vehicles
Custom specialized carriers
Parts
Military
Utility
Ship building
Commercial
Steady, profitable growth from both
commercial and military application of
products
Custom trailers
Hauling systems for heavy
equipment transport
Parts
Energy
Mining
Railroad
Commercial construction
U.S. energy exploration build-out
Oil and gas exploration
General infrastructure construction
Reach stackers
Container handling forklifts
Parts
Global container market
International container market and global
trade
Re-establishing customer relationships and
select product categories
NASDAQ : MNTX

OPERATING COMPANIES
Products, End Market, Drivers
Specialized equipment for liquid
storage & containment
8,000-21,000 gallon capacities
Large client base in energy
sector
Petrochemical
Waste management
Oil & gas drilling
Reputation for quality & innovation
Serves a market of over $1B annually
At acquisition, TTM (3/31/13) revenues
~ $39.1M, adjusted EBITDA ~ $4.5M, EBIT
~ $4.2M
Precision pick & carry cranes
Automotive
Chemical / petrochemical
Industrial projects
Infrastructure development
Aerospace
Construction
Strong end market demand for specialized,
competitively differentiated products
Environmental (electric) or hazardous (spark
free) developments
Product development
Knuckle boom cranes
Truck-mounted Aerial
Platforms
Energy
Construction
Infrastructure
Utilities
Growing acceptance of knucklebooms
in North American markets
Oil and gas exploration creating demand
Product development
Compact track loaders
Skid-steer loaders
Construction
Infrastructure
Improving fundamentals in general
construction markets, residential and light
commercial
NASDAQ : MNTX

MANITEX INTERNATIONAL, INC. (NASDAQ: MNTX) August 2015 David Langevin, CEO 708-237-2060 djlangevin@aol.com Peter Seltzberg, IR Darrow Associates, Inc. 516-510-8768 pseltzberg@darrowir.com